EXHIBIT 25

___________________________________________________________________________
                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.   20549
                           ____________________

                                 FORM T-1
               STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER
               THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
               DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
               ___________

                        ______________________________

                             BANKERS TRUST COMPANY
                  (Exact name of trustee as specified in its
                                   charter)

    NEW YORK                                        13-4941247
(Jurisdiction of incorporation                  (I.R.S. employer
if not a U.S. national bank)                    identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                    10006
(Address of principal                               (Zip Code)
executive offices)
                  _________________________________

                       CPC INTERNATIONAL, INC.
         (Exact name of obligor as specified in the charter)


    DELAWARE                                       36-2385545
(State or other jurisdiction of                 (I.R.S. employer
incorporation or organization)                  identification no.)


INTERNATIONAL PLAZA
P. O. BOX 8000
ENGLEWOOD CLIFFS, NEW JERSEY                      07632
(Address of principal                           (Zip Code)
executive offices)
                   ______________________________

                           DEBT SECURITIES
                 (Title of the indenture securities)
___________________________________________________________________________

Item 1.        General Information.
               Furnish the following information as to the trustee.

               (a)  Name and address of each examining or
                    supervising authority to which it is
                    subject.

               Name                               Address

          Federal Reserve Bank               New York, N.Y.
            (2nd District)
          Federal Deposit                    Washington, D.C.
            Insurance Corporation
          New York State Banking             Albany, N.Y.
            Department

               (b)  Whether it is authorized to exercise
                    corporate trust powers.

                    Yes.

Item 2.        Affiliations with Obligor.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None.

Items 3-15.    Not Applicable

Item 16.       List of Exhibits.

               Exhibit 1 --   Restated Organization Cer-
                              tificate of Bankers Trust
                              Company dated August 7, 1990
                              and Certificate of Amendment
                              of the Organization Certifi-
                              cate of Bankers Trust Com-
                              pany dated June 23, 1992 -
                              Incorporated herein by ref-
                              erence to Exhibit 1 filed
                              with Form T-1 Statement,
                              Registration No. 33-48267.

               Exhibit 2 --   Certificate of Authority to
                              commence business -- Incor-
                              porated herein by reference
                              to Exhibit 2 filed with Form

                              T-1 Statement, Registration
                              No. 33-21047.

               Exhibit 3 --   Authorization of the Trustee
                              to exercise corporate trust
                              powers -- Incorporated
                              herein by reference to
                              Exhibit 2 filed with Form
                              T-1 Statement, Registration
                              No. 33-21047.

               Exhibit 4 --   Existing By-Laws of Bankers
                              Trust Company, dated as
                              amended on January 21,
                              1992 -- Incorporated herein
                              by reference to Exhibit 4
                              filed with Form T-1 State-
                              ment, Registration No.
                              33-48267.

               Exhibit 5 --   Not applicable.

               Exhibit 6 --   Consent of Bankers Trust
                              Company required by Section
                              321(b) of the Act -- Incor-
                              porated herein by reference
                              to Exhibit 4 filed with Form
                              T-1 Statement, Registration
                              No. 22-18864.

               Exhibit 7 --   A copy of the latest report
                              of condition of Bankers
                              Trust Company dated as of
                              September 30, 1993 -- Incor-
                              porated herein by reference
                              to Exhibit 7 filed with Form
                              T-1 Statement, Registration
                              No. 33-51619.

               Exhibit 8 --   Not Applicable.

               Exhibit 9 --   Not Applicable.

                           SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of February, 1994.


                              BANKERS TRUST COMPANY



                              By:  /s/ Susan Johnson

                                   Susan Johnson
                                   Assistant Vice President